UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Revised Preliminary Consent Revocation Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED) BY RULE 14A-6(E)(2)
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to ss. 240.14a-12


                                 SIX FLAGS, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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         (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)  Proposed maximum aggregate value of transaction:

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         (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                                                       [FOR IMMEDIATE RELEASE:]


                  SIX FLAGS BOARD OF DIRECTORS SETS RECORD DATE
             IN CONNECTION WITH RED ZONE LLC'S CONSENT SOLICITATION

NEW YORK, October 14, 2005 -- Six Flags, Inc. (NYSE: PKS) today announced that its Board of Directors has set a record date of the close of business on October 24, 2005 in connection with Red Zone LLC's consent solicitation. Only stockholders of record as of the close of business on that date will be entitled to execute, withhold or revoke consents. The Board believes that the proposals for which Red Zone is seeking consents are not in the best interests of Six Flags stockholders and urges stockholders not to sign any consent form they may receive from Red Zone.

Six Flags, Inc. is the world's largest regional theme park company.

Additional Information:
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Six Flags, Inc. and its directors may be deemed to be participants in the solicitation of consent revocations from stockholders of Six Flags. Information regarding the names of Six Flags' directors and their respective interests in Six Flags by security holdings or otherwise is set forth in Six Flags' proxy statement relating to the 2005 annual meeting of stockholders, which may be obtained free of charge at the SEC's website at www.sec.gov and Six Flags' website at www.sixflags.com.

Six Flags, Inc has filed a Preliminary Consent Revocation Statement on Schedule 14A with the SEC, which is available free of charge at the SEC's website at www.sec.gov. Investors and security holders are advised to read Six Flags' Preliminary Consent Revocation Statement, and the Definitive Consent Revocation Statement and other materials filed by the Company related to the consent solicitation, when available, because they contain important information. Investors and security holders may obtain a free copy of the Definitive Consent Revocation Statement on Schedule 14A and all other related materials filed by the Company with the SEC (when they are filed and become available) free of charge at the SEC's website at www.sec.gov or by contacting Mackenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016, 1-800-322-2885. Six Flags, Inc. also will provide a copy of these materials without charge on its website at www.sixflags.com.


CONTACTS:
James F. Dannhauser, Chief Financial Officer
Six Flags, Inc.
(212) 599-4693

Dan Katcher / Jeremy Jacobs
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

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